UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		October 7, 2003

Eateries, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	0-14968	73-123048
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 S. Santa Fe Avenue, Edmond, Oklahoma		73003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		405-705-5000

Not Applicable
(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

     Eateries, Inc. has issued a press release on October 7, 2003 which is attached hereto as an exhibit.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

          (99) Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                             EATERIES, INC.

                                                                             Registrant

Date:  October 7, 2003  By: /s/ BRADLEY L. GROW

                                        Bradley L. Grow

                                        Vice President

                                        Chief Financial Officer

Exhibit 99.

Eateries, Inc.

$8.2 Million Award Upheld

Edmond, Oklahoma, October 7, 2003. James M. Burke, President and Chief Operating Officer of Eateries, Inc. (OTC BB: EATS), today announced the decision from the Tenth Circuit United States Court of Appeals.

The U.S. Court of Appeals upheld the decision of the U.S. District Court awarding Eateries, Inc. $8,200,697 for the 1998 product contamination of its Phoenix based Mexican restaurants by J.R. Simplot Co. The U.S. Court of Appeals reversed the U.S. District Court’s award of $202,675 related to increased insurance costs from the incident.

"As expected, the appeals court upheld the district court’s decision to award the Company $8.2 million. We are pleased that this legal battle which has spanned five years appears to be drawing to a close," said Burke.

Eateries, Inc. owns, operates, franchises and licenses 61 restaurants under the names of Garfield’s Restaurant and Pub, Garcia’s Mexican Restaurants and Pepperoni Grill and Italian Bistro Restaurants in 19 states. For additional information, contact Vincent F. Orza, Jr., James M. Burke or Bradley L. Grow at 1220 S. Santa Fe Ave., Edmond, Oklahoma, 73003 or call 405.705.5000 or FAX: 405.705.5001.

From time to time, the Company may publish forward-looking statements relating to certain matters including anticipated financial performance, business prospects, the future opening of Company-owned and franchised restaurants, anticipated capital expenditures, and other matters. All statements other than statements of historical fact contained in this press release or in any other report of the Company are forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of that safe harbor, the Company notes that a variety of factors, individually or in the aggregate, could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements including, without limitation, consumer spending trends and habits; competition in the casual dining restaurant segment; weather conditions in the Company’s operating regions; laws and government regulations; general business and economic conditions; availability of capital; success of operating initiatives and marketing and promotional efforts; and changes in accounting policies. In addition, the Company disclaims any intent or obligation to update those forward-looking statements.